Consolidated Balance Sheets (Current Period Unaudited) (Parentheticals) - $ / shares shares in Thousands	Sep. 30, 2015	Dec. 31, 2014
Preferred stock par value (in Dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	10,000	10,000
Preferred stock, shares issued	0	0
Common stock par value (in Dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	40,000	40,000
Common stock, shares issued	6,952	6,713
Common stock, shares outstanding	6,952	6,713